March 4, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Merrill Lynch Variable Life Separate Account
Merrill Lynch Investor Life — Registration No. 33-41830
Merrill Lynch Investor Life Plus — Registration No. 33-41829
Merrill Lynch Estate Investor I — Registration No. 33-55678
Merrill Lynch Estate Investor II — Registration No. 33-55472
Merrill Lynch Legacy Power — Registration No. 333-47844
Commissioners:
Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2007 for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Filings:
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio, SEC File No.: 811-03091
BlackRock Bond Portfolio, SEC File No.: 811-03091
BlackRock Fundamental Growth Portfolio, SEC File No.: 811-03091
BlackRock Global Allocation Portfolio, SEC File No.: 811-03091
BlackRock High Income Portfolio, SEC File No.: 811-03091
BlackRock Government Income Portfolio, SEC File No.: 811-05742
BlackRock Large Cap Core Portfolio, SEC File No.: 811-03091
BlackRock Money Market Portfolio, SEC File No.: 811-05742
BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
BlackRock Fundamental Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290
BlackRock Global Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Government Income V.I. Fund, SEC File No.: 811-03290
BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290
BlackRock International Value V.I. Fund, SEC File No.: 811-03290
BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290
BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290
BlackRock Utilities and Telecommunications V.I. Fund, SEC File No.: 811-03290
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund, SEC File No.: 811-07452
AIM V.I. International Growth Fund, SEC File No.: 811-07452
AIM V.I. Core Equity Fund, SEC File No.: 811-07452
AllianceBernstein Variable Products Series Fund, Inc.
Growth and Income Portfolio, SEC File No.: 811-05398
Large Cap Growth Portfolio, SEC File No.: 811-05398
Davis Variable Account Fund, Inc.
Davis Value Portfolio, SEC File No.: 811-09293
MFS Variable Insurance Trust
MFS Emerging Growth Series, SEC File No.: 811-08326
PIMCO Variable Insurance Trust
Total Return Portfolio, SEC File No.: 811-08399
Seligman Portfolios, Inc.
Seligman Smaller-Cap Value Portfolio, SEC File No.: 811-05221
Van Kampen Life Investment Trust
Emerging Growth Portfolio, SEC File No.: 811-04424
MLIG Variable Insurance Trust
Roszel/Delaware Trend Portfolio, SEC File No.: 811-21038
Roszel/Allianz CCM Capital Appreciation Portfolio, SEC File No.: 811-21038
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (727) 299-1830.
Very truly yours,

/s/ Arthur D. Woods Arthur D. Woods, Vice President
Merrill Lynch Life Insurance Company
4333 Edgewood Road, NE
Cedar Rapids, IA 52499-0001